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Exhibit 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Planet Payment, Inc.
Long Beach, New York

        We hereby consent to the incorporation by reference in Registration Statements No. 333-185554 on Form S-8 of Planet Payment, Inc. of our report dated March 6, 2014, relating to the consolidated financial statements and financial statement schedule which appear on this Form 10-K.

/s/ BDO USA, LLP

New York, New York
March 6, 2014

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  Exhibit 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM